Third Quarter 2012 Financial Results

One Source. Powerful Solutions. | Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity (including among others, loan originations and foreclosures) on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; the level of scrutiny being placed on participants in the foreclosure process; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to our default management operations, and with civil litigation related to these matters; the impact of continued delays in the foreclosure process on the timing and collectability of our fees for certain of our services; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission. 2

One Source. Powerful Solutions. | Use of Non-GAAP Measures 3 U.S. Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including “EBITDA” (GAAP operating income plus depreciation and amortization); “EBITDA, as adjusted” (EBITDA adjusted for the impact of certain non-recurring adjustments, if applicable); “EBIT, as adjusted” or “adjusted operating income” (GAAP operating income adjusted for the impact of certain non-recurring adjustments, if applicable); “adjusted net earnings” (GAAP net earnings adjusted for the impact of certain non-recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions); “adjusted net earnings per diluted share” or “adjusted EPS per diluted share” (adjusted net earnings divided by diluted weighted average shares); and “adjusted free cash flow” (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the attachments to this release.

One Source. Powerful Solutions. | 3Q 2012 Highlights • Earnings per share climbs on strong demand for technology solutions, origination services and expanding margins – GAAP: $0.69, up 44% from 3Q11 – Adjusted: $0.71, up 20% from 3Q11 • Revenue reflects strong growth in Technology, Data and Analytics (TD&A) and Origination Services, offset by decrease in Default Services as industry adapts to changing foreclosure processes – Total: $512.7M, in mid-range of guidance and down 1.3% from 3Q11 – TD&A: $192.0M, up 11% fueled by growth across all lines of business – Trans. Svcs: $320.7M, down 7.9% due to lower Default Services partially offset by growth in Origination Services • Margins expand and free cash flow generation remains strong – EBITDA Margin: up 460 basis points to 26.7% driven by growth in high-return businesses and disciplined cost management – Adjusted free cash flow: $69.2M 3Q12; $252.8M 9 months 3Q12 • Initiated refinancing to lower cost of capital and further strengthen balance sheet – Issued $600M 5.75% Senior Notes at par – Approximately $9M in annual interest expense saving, or $0.06 per diluted share – Cash of $160.7M and revolving credit availability of $398M as of 3Q12 end. • Invested over $72 million in capital expenditures YTD to develop and support innovative technology-driven solutions to help clients meet new mortgage industry requirements 4

One Source. Powerful Solutions. | 3Q 2012 GAAP to Non-GAAP Bridge 5 ($ in millions) GAAP Adjustments Adjusted Revenue 512.7$ -$ 512.7$ EBITDA 137.0 - 137.0 EBITDA % 26.7% 0.0% 26.7% Operating income 112.4 - 112.4 Net earnings 58.3 0.0 58.3 Purchase price amort, net (1) - 1.7 1.7 Net earnings 58.3$ 1.7$ 60.0$ WASOS diluted 84.9 84.9 84.9 Net earnings per diluted share 0.69$ 0.02$ 0.71$ Continuing operations 0.71 0.02 0.73 Discontinued operations (0.02) - (0.02) (1) Note: columns may not total due to rounding. Purchase price amortization, net represents the periodic amortization of intangible assets acquired through business acquisitions primarily relating to customer lists, trademarks and non-compete agreements.

One Source. Powerful Solutions. | Condensed Income Statements 6 ($ in millions) 3Q-12 2Q-12 3Q-11 vs PQ vs PY Revenue 512.7$ 533.2$ 519.4$ -3.9% -1.3% EBITDA 137.0 145.5 115.0 -5.9% 19.1% EBITDA % 26.7% 27.3% 22.1% -57 bps 457 bps Operating income 112.4 121.7 94.2 -7.6% 19.4% Net earnings 58.3 62.7 46.9 -7.1% 24.3% Purchase price amort, net 1.7 1.7 2.5 -1.2% -31.4% Adjusted net earnings 60.0$ 64.5$ 49.4$ -6.9% 21.5% Adjusted earnings per diluted share 0.71$ 0.76$ 0.59$ -6.6% 20.3% Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | Segment Operating Results 7 ($ in millions) 3Q-12 2Q-12 3Q-11 vs PQ vs PY Revenue: TD&A 192.0$ 186.1$ 173.1$ 3.1% 10.9% Transaction Services 320.7 347.4 348.1 -7.7% -7.9% Corporate 0.0 (0.3) (1.8) nm nm Total 512.7 533.2 519.4 -3.9% -1.3% EBITDA: TD&A 79.1 75.9 73.8 4.2% 7.2% Transaction Services 68.9 80.7 60.6 -14.6% 13.9% Corporate (11.1) (11.1) (19.4) nm nm Total 137.0 145.5 115.0 -5.9% 19.1% EBITDA Margin: TD&A 41.2% 40.8% 42.6% 43 bps -142 bps Transaction Services 21.5% 23.2% 17.4% -174 bps 410 bps Corporate nm nm nm nm nm Total 26.7% 27.3% 22.1% -57 bps 457 bps Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | ($ in millions) 3Q-12 2Q-12 3Q-11 vs PQ vs PY Revenue: Technology: 174.0$ 168.5$ 156.4$ 3.2% 11.2% Servicing Technology 111.6 111.3 107.3 0.3% 4.0% Default Technology 36.2 34.1 28.2 6.2% 28.3% OriginationTechnology 26.3 23.2 21.0 13.2% 25.3% Data and Analytics 18.0 17.6 16.7 2.2% 7.5% Total TD&A 192.0 186.1 173.1 3.1% 10.9% EBITDA 79.1 75.9 73.8 4.2% 7.2% EBITDA Margin 41.2% 40.8% 42.6% 43 bps -142 bps Note: columns may not total due to rounding. Adjusted Results % Change Technology, Data & Analytics Segment 8 • Revenue growth across all lines of business • Investment in innovative technology, data and analytics solutions expected to fuel growth in 2014 and beyond • Margins remain robust; modest YOY compression due to higher expenses to support strategic growth initiatives

One Source. Powerful Solutions. | ($ in millions) 3Q-12 2Q-12 3Q-11 vs PQ vs PY Revenue: Origination Services 154.1$ 150.7$ 133.1$ 2.2% 15.7% Default Services 166.7 196.6 215.0 -15.2% -22.5% Total Transaction Services 320.7 347.4 348.1 -7.7% -7.9% EBITDA 68.9 80.7 60.6 -14.6% 13.9% EBITDA Margin 21.5% 23.2% 17.4% -174 bps 410 bps Note: columns may not total due to rounding. Adjusted Results % Change Transaction Services Segment 9 • Strong Origination Services growth fueled by higher industry-wide refinance volume • Default Services revenue impacted by lowest industry foreclosure filings since 2007 as servicers adjust to new requirements. Backlog of seriously delinquent loans remains elevated at approximately 3.5M reported by LPS’ Mortgage Monitor • Margins expand 410 bps YOY reflecting positive revenue mix and cost management; modest sequential compression due to lower Default Services volume

One Source. Powerful Solutions. | Consolidated Free Cash Flow 10 ($ in millions) 1Q-12 2Q-12 3Q12 YTD-12 Net Earnings 47.1$ (37.9)$ 58.3$ 67.5$ Less cash impact of adjustments, net of tax 2.4 13.3 5.7 21.4 Net earnings, as adjusted 49.5 (24.5) 64.1 89.0 Adjustments to reconcile net earnings to net cash provided by operating activities: Depreciation and amortization 24.9 24.0 24.5 73.4 Other non-cash items 12.5 (17.0) 24.7 20.2 Working capital adjustments: Net change in accounts receivable 12.7 14.2 0.6 27.5 Net change in other working capital items (7.2) 144.5 (22.4) 114.8 Net cash provided by operating activities 92.4 141.2 91.4 325.0 Capital expenditures (23.7) (26.3) (22.2) (72.2) Adjusted Free Cash Flow 68.7$ 114.9$ 69.2$ 252.8$ Note: columns may not total due to rounding.

One Source. Powerful Solutions. | 4Q 2012 Guidance Revenue $475 - $495 million EPS $0.65 - $0.69 11 Guidance backdrop: • Continued strong demand for Technology, Data and Analytics • Strong Origination Services revenue driven by continued record low interest rates driving robust refinance volume. Expect volume down slightly from 3Q12 • Continued near-term decline in Default Services revenue as industry implements new requirements